UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Address of principal executive offices) (Zip code)

Michael Feldschuh

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2019 to JUNE 30, 2019

Item 1. Report to Shareholders

Daxor Corporation

Financial Statements

For the Period Ended

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Daxor’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Daxor or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on https://www.Daxor.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from Daxor electronically by emailing info@daxor.com or by calling (888) 774-3268. If you own shares in Daxor through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling (888) 774-3268 or, if you own your shares through a financial intermediary, by contacting your financial intermediary.

Daxor Corporation

August 27, 2019

Dear Fellow Shareholder:

Daxor Corporation (“Daxor”) is an investment company listed on the New York Stock Exchange with a fully-owned medical diagnostic operating division that is Daxor’s primary focus. Daxor has on its balance sheet publicly traded securities in which it has invested to help fund the diagnostic division’s activities, and from which it receives regular dividends. We have attached a report of our portfolio holdings and investment activity as well as select unaudited operating division results for the period ended June 30, 2019. Please review this information carefully. Daxor has had continuous operations as a medical diagnostics and lab company date since our founding in 1970 and has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012, due to our significant holdings of publicly traded securities.

Management is pleased to report important milestones toward broader commercialization of the products of our diagnostics division, as sales are increasing, as well as positive financial returns on our financial assets. For the first six months of the year, realized and unrealized gain on investments as well as operating division results for the period ended on June 30, 2019 was $498,111, leading to an increase of 14 cents per share for the period. At June 30, 2019, Daxor had net assets of $13,603,768 or $3.63 per share.

Daxor has seen several important developments in 2019 in its diagnostics business - a 38% rise in kit sales related to the use of our diagnostic test in the area of cardiology, as well as the addition of new hospitals utilizing the diagnostic test in this area. This marks the third straight year-over-year growth in this important segment of sales and reflects momentum driven by strong positive clinical outcomes. In November of 2018, The Journal of the American College of Cardiology Heart Failure published a study of 245 patients with hospitalized heart failure who received treatment guided by our BVA-100 analyzer. These findings by Dr. Strobeck and Dr. Miller (of the Mayo Clinic) showed a 56% reduction in hospital readmissions and an 82% reduction in mortality for patients measured on a 30 day basis compared to a sampled control group. Since hospitals are reimbursed for care based upon 30 day outcomes, we believe these results highlight a significant financial opportunity for hospitals as well as improvement in quality of care for one of the leading causes of both hospital admissions and death. Based on publicly available information, approximately six million patients will be treated for heart failure this year, with one million requiring hospitalization. Daxor believes that this market alone represents an opportunity of more than $400 million dollars in recurring sales in this one category alone, and can act as a catalyst toward adoption in other areas of care such as critical care and syncopy evaluation where Daxor already has hospitals utilizing the test in these areas. Daxor is actively engaged with clinicians at leading research centers and hospitals to follow up these promising results and to accelerate commercialization of our technology.

In addition to important outcomes related to the use of the BVA-100, Daxor has accelerated its research and development initiative in the first half of 2019, partially funded by the Department of Defense. Daxor received in 2018 an SBIR Phase I grant to develop a next generation version of our device and in June of 2019 submitted its results. The review team from the Army scored the work very favorably and Daxor is eligible for further funding going forward. Continued development of the next generation of our technology is accelerating; and Daxor has added and will continue to add more engineers and researchers to execute on future grant-related activity and innovative product offerings which promise to greatly enhance the usability of our product by making it faster, easier, and more valuable to clinicians.

Daxor has filed additional new patents relating to its key technology of blood volume measurement and has an active R&D pipeline that is set for further innovations in the second half of 2019. Years of efforts in this area are bearing fruit in the form of intellectual property and next generation designs as well as innovative applications for blood volume measurement.

Management sees it as an imperative to continue to make both the medical community and investor community aware of the significance of these outcomes. Daxor has benefited from its investment in a shareholder relations firm and is actively expanding its communications strategy to create deeper awareness of our stock and potential for our medical device business. Further investment in marketing and PR is anticipated going forward to amplify the awareness and benefit of Daxor’s products.

Daxor also continues to explore the possibility of partnering with another company with the appropriate scientific expertise and financial assets to begin a more aggressive marketing program even as we have our own development underway. Management believes the potential benefits of partnering with a company are significant because of our intellectual property, as well as the technologic superiority of our device paired with our growing patent portfolio. In addition to Daxor’s own sales force and management are also seeking to grow the business through strategic partnerships with other health care companies and channels of distribution.

Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. See the Notes to the Financial Statements of Form N-CSRS for further information on Daxor’s strategies and goals regarding its investments in publicly traded securities, to help fund its diagnostic operations.

1

For the six months ended June 30, 2019, Daxor had net dividend income of $192,923, net realized gains from investments of $616,593, net realized gains from options of $34,531. In addition, there was a net change in the unrealized appreciation on investments, options and securities borrowed of $937,831 and realized losses from the operating division of $1,090,844. The total realized and unrealized gain on investments and investment in operating division for the period ending on June 30, 2019 was $498,111.

In addition to being selected by several clinical trials for inclusion as a metric of outcome in the past year and in clinical trials that began in 2018, Daxor will seek to expand the use of its products to further prove their value. Daxor has also seen remarkable research published using the BVA-100 device in the past year and anticipates that studies underway or in the planning stages will potentially yield more exciting research and clinical benefits from its use.

The strong trend of healthcare is toward individualized care and cost-effectiveness. Our instrument is a non-invasive, inexpensive, and rapid solution to the problem of how to accurately manage the fluid levels of patients, whether it is in the heart failure clinic or the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology, and we are working hard to accelerate the commercialization of our technology.

Because of its significant holding of publicly traded securities, the SEC currently classifies Daxor as an investment company with a fully-owned medical operating division; however, the primary focus of management is on our operational objectives. Daxor anticipates that as the value of the operating company continues to increase as a percentage of assets owned, it will be eligible to file under its previous designation as an operating company and report accordingly.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at 516-222-2560 for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

CEO and President

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Daxor Corporation

Schedule of Investments

June 30, 2019 (Unaudited)

Investments in Securities, at Fair Value	Shares	Fair Value
COMMON STOCKS (United States) - 84.30%

Diversified Industrials - 0.19%
General Electric Company	2,500	$26,250

Investment Services - 0.01%
Motors Liquidation Company GUC Trust	100	1,060

Materials - 0.78%
Enbridge Inc.	2,952	106,508

Utilities - 83.32%
Electric Utilities - 82.46%
American Electric Power Company, Inc.	5,000	440,050
Avangrid, Inc.	7,000	353,500
Avista Corporation	6,000	267,600
CenterPoint Energy, Inc.	1,000	28,630
Centrus Energy Corp.	1	3
CMS Energy Corporation	10,000	579,100
DTE Energy Company	15,700	2,007,716
Edison International	4,000	269,640
Entergy Corporation	5,500	566,115
Evergy, Inc.	13,397	805,830
Eversource Energy	20,000	1,515,200
Exelon Corporation	3,600	172,584
FirstEnergy Corp.	19,800	847,638
National Grid plc ADR	8,707	463,038
NiSource Inc.	19,000	547,200
Pinnacle West Capital Corporation	3,000	282,270
PNM Resources, Inc.	31,800	1,618,938
Wabtec, Inc.	13	933
WEC Energy Group, Inc.	1,128	94,041
Xcel Energy Inc.	6,000	356,940
		11,216,966

Natural Gas Utilities - 0.86%
United States National Gas	1,406	27,965
Southwest Gas Holdings, Inc.	1,000	89,620
		117,585

Total Utilities		11,334,551

Total Common Stocks (Cost $2,945,785) - 84.30%		$11,468,369

The accompanying notes are an integral part of these financial statements.

3

Daxor Corporation

Schedule of Investments (Continued)

June 30, 2019 (Unaudited)

	Shares	Fair Value
Preferred Stocks (United States) - 3.61%
Banking - 3.06%
Bank of America Corp 7.250% Series L	300	411,600
Goldman Sachs Group, 6.20 % Series B Callable	188	4,762

		416,362

Electric Utilities - 0.55%
Southern California Edison, 4.32% Callable	3,500	74,939

Total Preferred Stocks (Cost $228,369) - 3.61%		491,301

Total Investments in Securities, at fair value (Cost $3,174,153) - 87.91%		11,959,670

Investment in Operating Division (Cost $3,547,013)(United States) - 41.53%		5,650,000

Tax credit receivable - 2.60%		353,986

Other Assets - 0.29%		38,128

Total Assets - 132.33%		18,001,784
Total Liabilities - (32.33%)		(4,398,016)
Net Assets - 100.00%		$13,603,768

The accompanying notes are an integral part of these financial statements.

4

Daxor Corporation

Schedule of Investments (Continued)

June 30, 2019 (Unaudited)

At June 30, 2019, the net unrealized appreciation on investments in securities and options of $8,786,887 was composed of the following:

Net unrealized appreciation on investments in securities	$8,785,517
Net unrealized appreciation on options borrowed	1,370
Net unrealized appreciation on investments in securities, and options borrowed	$8,786,887

At June 30, 2019, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$2,102,987

Portfolio Analysis

June 30, 2019 (Unaudited)

Percentage
of Net Assets
Common Stocks (United States)
Diversified Industrials	0.19%
Investment Services	0.01%
Materials	0.78%
Electric Utilities	82.46%
Natural Gas Utilities	0.86%
Total Common Stocks	84.30%

Preferred Stocks (United States)
Banking	3.06%
Electric Utilities	0.55%
Total Preferred Stocks	3.61%

Total Investments in Securities	87.91%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Summary of Options

June 30, 2019 (Unaudited)

Call Options, at fair value (United States) - (0.01%)

	NUMBER	STRIKE	EXPIRATION	FAIR
DESCRIPTION	OF UNITS	PRICE	DATE	VALUE
Exelon Corporation	(25)	55.00	1/17/2020	(950)

Total Call Options, at fair value (proceeds $2,320)				$(950)

Margin loans payable - (32.32%)				(4,397,066)

TOTAL LIABILITIES - (32.33%)				$(4,398,016)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in securities, at fair value (cost of $3,174,153)	$11,959,670
Investment in operating division, at fair value (cost of $3,547,013)	5,650,000
Dividends receivable	38,128
Tax credits receivable	353,986
Total Assets	18,001,784

Liabilities:
Margin loans payable	4,397,066
Call and put options, at fair value (proceeds of $2,320)	950
Total Liabilities	4,398,016

Net Assets	$13,603,768

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 3,746,858 shares outstanding of $0.01 par value capital stock outstanding)
Net Assets consist of:
Capital paid in	$10,967,036
Total distributable earnings	17,497,035
Treasury Stock	(14,860,303)
Net Assets	$13,603,768

The accompanying notes are an integral part of these financial statements.

7

Daxor Corporation

Statement of Operations

For the Period Ended June 30, 2019 (Unaudited)

Investment Income:
Dividend income	$192,923
Expenses:
Investment administrative charges	139,531
Professional fees	21,022
Transfer agent fees	13,123
Interest expense	75,262
Total Expenses	248,938

Net Investment (Loss)	(56,015)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities	616,593
Net realized gain from options	34,531
Net change in unrealized appreciation on investments, options and securities borrowed	937,831
Realized loss on investment in operating division	(1,090,844)
Net Realized and Unrealized Gain on Investments and Investment in Operating Division	498,111

Income Tax Expense	6,182

Net Increase in Net Assets Resulting From Operations	$435,914

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Changes in Net Assets

For the Period Ended June 30, 2019 (Unaudited) and Year Ended December 31, 2018

	Period Ended	Year Ended
	June 30, 2019	December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment (loss) income	$(56,015)	$8,823
Net realized gain from investments in securities	616,593	580,884
Net realized gain from options	34,531	88,367
Net realized loss from securities borrowed	-	(324,706)
Net change in unrealized appreciation on investments, options and securities borrowed	937,831	(239,519)
Net change in unrealized appreciation on operating division	-	750,000
Realized loss on investment in operating division	(1,090,844)	(2,082,176)
Income tax (expense) benefit	(6,182)	332,552
Net Increase (Decrease) in Net Assets Resulting From Operations	435,914	(885,775)

Capital Share Transactions:
Cost of treasury stock purchased	-	(32,222)
Proceeds from treasury stock sold	-	138,550
Increase in net assets resulting from stock-based compensation	105,846	83,834
Net Increase a in Net Assets Resulting From Capital Share Transactions	105,846	190,162

Total Net Increase (Decrease) in Net Assets	541,760	(695,613)

Net Assets:

Beginning of Period	13,062,008	13,757,621

End of Period (including undistributed net investment income of $6,564,910 in 2019 and $7,086,025 in 2018 included in net assets)	$13,603,768	$13,062,008

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Cash Flows

For the Period Ended June 30, 2019 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$435,914
Adjustment to reconcile net increase in net assets resulting from operations to net cash provided in operating activities:
Net realized gain from investments in securities	(616,593)
Net realized gain from options	(34,531)
Net change in unrealized appreciation on investments, options and securities borrowed	(937,831)
Investment in/advances to operating division	(1,090,844)
Realized loss on operating division	1,090,844
Proceeds from sales of securities	1,176,426
Proceeds from securities borrowed at fair value	2,320
Stock based compensation	105,846
Changes in operating assets and liabilities:
Increase in cash receivable from broker	3,014
Increase in dividends receivable	(4,418)
Decrease in accounts payable and accrued expenses	(72,600)
Net cash provided by operating activities	57,547

Cash flows from financing activities
Proceeds from margin loans payable	1,337,272
Repayment of margin loans payable	(1,394,819)
Net cash used in financing activities	(57,547)

Net increase in cash	-
Cash at beginning of period	-
Cash at end of period	-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:

Income Taxes	$6,982

Interest on margin loans payable	$75,262

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights

For the Period Ended June 30, 2019 (Unaudited) and Year Ended December 31, 2018

The table below sets forth financial data for weighted average shares of stock outstanding for each period or year and for one share of capital stock outstanding throughout the periods or years presented.

The annual financial information will be included in the Company’s annual report to Shareholders, a copy of which is available at no charge on request by calling 1-212-330-8500.

	Period Ended June 30, 2019	Year Ended December 31, 2018
Net Asset Value Per Share, Beginning of Period or Year	$3.49	$3.68

Income (loss) from operations:
Net investment (loss) income	(0.01)	0.00
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.42	0.03
Net realized and unrealized loss from operating division	(0.29)	(0.36)
Income tax (expense) benefit	-	0.09
Other	0.02	0.05
Total income (loss) from Investment Operations	0.14	(0.19)

Less:
Distributions to shareholders from net investment income	0	0

Increase (decrease) in Net Asset Value Per Share	0.14	(0.19)

Net Asset Value Per Share, End of Period or Year	$3.63	$3.49

Market Price Per Share of Common Stock, Beginning of Period or Year	$8.20	$4.57
Market Price Per Share of Common Stock, End of Period or Year	7.95	8.20
Change in Price Per Share of Common Stock	$(0.25)	$3.63

Total Investment Return	(3.05)%	79.43%

Weighted Average Shares Outstanding	3,746,858	3,741,954

Ratios/Supplemental Data

Net assets, End of Period or Year (in 000’s)	$13,604	$13,062

Ratio of total expenses to average net assets	1.87%	3.14%

Ratio of net investment (loss) income before income taxes to average net assets	(0.42)%	0.07%

Ratio of net investment (loss) income after income taxes to average net assets	(0.47)%	2.55%

Portfolio turnover rate	0%	0.52%

The accompanying notes are an integral part of these financial statements.

11

Daxor Corporation

Financial Highlights (continued)

For the Years Ended December 31, 2017, 2016 and 2015

	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015

Net Asset Value Per Share, Beginning of Year	$4.04	$3.74	$6.16

Income (loss) from operations:
Net investment income	0.07	0.03	0.11
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.23	0.56	(2.12)
Net realized and unrealized loss from operating division	(0.62)	(0.21)	-
Income tax (expense) benefit	0.00	(0.00)	(0.32)
Other	(0.01)	(0.05)	(0.05)
Total income (loss) from Investment Operations	(0.33)	0.33	(2.38)

Less:
Distributions to shareholders from net investment income	(0.03)	(0.03)	(0.04)

Increase (decrease) in Net Asset Value Per Share	(0.36)	0.30	(2.42)

Net Asset Value Per Share, End of Year	$3.68	$4.04	$3.74

Market Price Per Share of Common Stock, Beginning of Year	$8.24	7.60	$6.80
Market Price Per Share of Common Stock, End of Year	4.57	8.24	7.60
Change in Price Per Share of Common Stock	$(3.67)	0.64	$0.80

Total Investment Return	(44.54)%	8.42%	11.76%

Weighted Average Shares Outstanding	3,767,756	3,825,476	3,921,697

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$13,758	15,344	$14,427

Ratio of total expenses to average net assets	1.90%	2.44%	3.06%

Ratio of net investment income before income taxes to average net assets	1.89%	0.86%	2.31%

Ratio of net investment (loss) income after income taxes to average net assets	1.72%	0.78%	(4.18)%

Portfolio turnover rate	3.63%	7.59%	7.43%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company’s investment goals, objectives and principal strategies are as follows:

1.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

2.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

The Company’s investment policy is to maintain a minimum of 80% of its portfolio in electric utilities (currently 82.5%). The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary or advisable. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio. The company has benefited from the benign interest rate environment and dividends which have added to our bottom line; however a strong move in the long end of the yield curve represents a risk of loss to the company’s investment strategy. The company has periodically written covered calls on some of its interest-bearing stocks; however this risk has not been completely removed by such hedging activity and market volatility relating to interest rate uncertainty continues to be a driver of portfolio profit and loss swings.

The Company has historically used investment strategies including, the short selling of stock and uncovered calls although the Company currently has no positions as such. When this occurs, the short position is marked to market, and this adjustment is recorded as an unrealized gain or loss in the statement of operations. The Company uses historical cost to determine all gains and losses. The fair market value is readily obtainable because all of the Company’s marketable securities are classified as Level 1.

The Company may also uses options as follows in order to increase yearly investment income:

a)	The use of “Call” Options. Covered options can be sold up to a maximum of 20% of the value of the portfolio. This provides extra income in addition to dividends received from the Company’s investments. The risk of this strategy is that investments may be called away, which the Company may have preferred to retain. Therefore, a limitation of 20% is placed on the amount of stock on which options can be written. The amount of the portfolio on which options are actually written is usually between 3-10% of the portfolio. The historical turnover of the portfolio is such that the average holding period is in excess of ten years for our securities.

b)	The use of “Put” options. Put options are written on stocks which the Company is willing to purchase. While the Company does not have a high rate of turnover in its portfolio, there is some turnover; for example, due to preferred stocks being called back by the issuing Company, or stocks being called away because call options have been written. If the stock does not go below the put exercise price, the Company records the proceeds from the sale as income. If the put is exercised, the cost basis is reduced by the proceeds received from the sale of the put option. There may be occasions where the cost basis of the stock is lower than the market price at the time the option is exercised. The Company does not have any written put options at June 30, 2019.

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1. Organization and Investment Objective (continued)

c)	Speculative Short Sales/Short Options. The Company normally limits its speculative transactions to no more than 15% of the value of the portfolio. The Company may sell uncovered calls on certain stocks. If the stock price does not rise to the price of the call, the option is not exercised and the Company records the proceeds from the sale of the call as income. If the call is exercised, the Company will have a short position in the related stock. The Company then has the choice of covering the short position, or selling a put against it. If the put is exercised, then the short position is covered. The Company’s current accounting policy is to mark to market at the end of each quarter any short positions and include it in the income statement. While the Company may have speculative positions equal to 15% of its accounts, in actual practice the net short stock positions usually account for less than 10% of the assets of the Company. The Company does not have any speculative short sales/short options at June 30, 2019.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

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Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

2. Significant Accounting Policies - (continued)

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 -	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2018 and at June 30, 2019, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

15

Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the Statements of Assets and Liabilities, at fair value. The changes in the fair values of derivatives are included in the statements of net realized gain from options and net change in unrealized appreciation on investments, options, and securities borrowed.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders, if declared by the Board of Directors of the Company.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes” The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

16

Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

3. Fair Value Measurement of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of June 30, 2019 for the Company’s assets and liabilities measured at fair value on a recurring basis at June 30, 2019, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$11,468,369	$-	$-	$11,468,369
Preferred Stocks	491,301	-	-	491,301
Investment in Operating Division	-	-	5,650,000	5,650,000
Total	$11,959,670	$-	$5,650,000	$17,609,670

Liabilities	Level 1	Level 2	Level 3	Total

Call Options	$950	$-	$-	$950

Purchased call and put options: When the Company purchases an option, an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities borrowed: The Company sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the period ended June 30, 2019, the Company realized proceeds of $1,176,426 from the sale of investment securities and $2,320 from writing call and put options. During the same period, the Company did not purchase investment securities.

17

Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

3. Fair Value Measurement of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the period ended June 30, 2019:

Balance at
June 30, 2019
Balance, December 31, 2018	5,650,000
Investment in/advances to operating division	1,090,844
Realized loss on investment in operating division	(1,090,844)
Balance, June 30, 2019	5,650,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives during 2016 related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The independent valuation company updated the initial 2016 valuations at December 31, 2018 using the Income Approach and Market Approaches as defined in SFAS 157 (ASC 820). Based on the valuation approaches, the valuation ranges were $5,400,000 to $5,900,000 for the Income Approach. In determining the Income Approach value range the Gordon Growth Model valuation technique was used with a discount rate of 30% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 100% given the current financial performance and expectations as to longer-term revenue growth and profitability resulting in a midpoint of value range. Management performed an assessment of the operating division at June 30, 2019 and noted that no significant changes occurred since December 31, 2018 and thus no adjustments to the valuation were made. Also, we should note that an assessment will be performed by an independent valuation company again at December 31, 2019.

4. Derivative Instruments

The Company writes call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

18

Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

4. Derivative Instruments - (continued)

The following table summarizes the Company’s activity in call and put options for the period ended June 30, 2019.

Total Proceeds Received on Open Positions at 01/01/19	Sale of Options from 01/01/19-06/30/19	Expirations, Purchases and Assignments of Options from 01/01/19-06/30/19	Proceeds Received on Open Positions at 06/30/19	Market Value at 06/30/19	Unrealized Gain at 06/30/19
$34,531	$0	$32,211	$2,320	$950	$1,370

The derivatives are shown at market value of $950 on the Statement of Assets and Liabilities at June 30, 2019 as “Call and Put Options.”

The following table summarizes the value of all derivatives as reported on the Statement of Assets and Liabilities at June 30, 2019:

Description	Market Value	Proceeds	Net Gain (Loss)	Unrealized Gain	Unrealized (Loss)
Call Options	$950	$2,320	$1,370	$1,370	$-

For the period ended June 30, 2019, the Company recorded a net realized gain of $34,531 on call options and a net unrealized gain of $4,229 on call options. The primary underlying risk of the call options held at period-end is equity price risk. The net realized gain is included in the net realized gain from options is in the Statement of Operations. The net unrealized gain is included in net change in unrealized appreciation on investments, options and securities borrowed in the Statement of Operations.

5. Income Taxes

The income tax expense for the period ended June 30, 2019 is comprised of the following:

State and Local Franchise Taxes	$5,300
Foreign Tax Withheld on Dividends	882
Total income tax expense	$6,182

The Company has a net operating loss carry forward of approximately $18,431,000 at December 31, 2018. Approximately $16,745,000 of these losses relates to years prior to 2018 and will begin to expire in 2033. The Company also has a capital loss carry forward of approximately $1,754,000 which will expire in 2019.

At June 30, 2019, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of June 30, 2019, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

19

Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

5. Income Taxes - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2012 through 2016 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the period ended June 30, 2019, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current period taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the period ended June 30, 2019 due to the net operating losses applied to realized gains incurred during the period.

Computed expected provision at statutory rates	(21.0)%
Valuation allowance	7.5%
Dividend received deduction	1.6%
State franchise taxes	0.1%
Non-deductible and other items	11.8%
Effective income tax rate	0%

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options and mark to market on short positions, as well as from carry forwards of the Company’s net operating losses of approximately $18,431,000, net capital losses of approximately $1,754,000 and tax credits of $962,000 for tax purposes.

20

Daxor Corporation

Notes to Financial Statements

June 30, 2018 (Unaudited)

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Fair value adjustment for available-for-sale securities	$(2,176,173)
Net operating loss-carry forward	4,565,360
Unrealized loss on investment in operating division	(520,910)
Net capital loss-carry forward	519,891
Business tax credits carried forward	962,307
Fixed Assets	(254,598)
Others	14,641
Deferred Income Tax Available for use	$3,110,518
Valuation allowance	(3,110,518)
Net Deferred Tax Asset	-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $3,110,518 at June 30, 2019. The operating loss carry forwards begin to expire in 2033 and the capital loss carry forwards expire in 2019. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The main counterparty that the Company transacts with and custodies investment assets at are UBS Financial Services, Inc. (“Broker”).

The Company investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the NASDAQ.

21

Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and calls options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $33,684 of investment administrative charges on the Statement of Operations for the period ended June 30, 2019. These charges represent a portion of the payroll and related expenses of three employees of the Operating Division for services performed for the Company.

22

Daxor Corporation

Notes to Financial Statements

June 30, 2019

9. Margin Loans

The Company has total margin loans payable at June 30, 2019 of $4,397,066. These loans are secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the period ended June 30, 2019 was $75,262. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for any of the Company’s margin loans.

The following table summarizes the margin loan activity for the period ended June 30, 2019:

Balance at 06/30/2019	Weighted average interest rate at 06/30/2019	Maximum amount outstanding during the period	Average amount outstanding during the period	Weighted average interest rate during the period
$4,397,066	3.50%	$4,796,978	$4,278,864	3.57%

10. Capital Stock

At June 30, 2019, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $10,967,036 at June 30, 2019 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$10,913,870
Common Stock	53,166
Total Paid in Capital	$10,967,036

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. During the six-month period ended June 30, 2019, the Company did not repurchase or sell any of the Company shares. During the year ended December 31, 2018, the Company repurchased in the open market 8,330 shares at a total cost of $32,222. The Company sold in the open market 18,459 shares of the Company stock at an average price of $7.51, or $138,550. Treasury stock at June 30, 2019:

Treasury Stock at repurchase price	$14,860,304
Treasury Stock shares	1,569,352

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. No dividends have been declared for the year ended December 31, 2018 or the six-month period ended June 30, 2019.

23

Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

13. Stock Options

In June 2004, the Company created the 2004 Stock Option Plan (the “2004 Plan”) in an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acted as the Plan Administrator. The 2004 Plan was amended in 2018 increasing the maximum number of shares that could be issued under the 2004 Plan to 250,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the 2004 Plan, the exercise price of any stock options issued is a minimum of 110% of the closing market price of the Company’s stock on the grant date of the option. Prior to 2004 Plan, the Company issued options to various employees under the previous Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As at June 30, 2019, 190,900 options were outstanding and 154,269 were exercisable. The Company has ceased issuing options under the 2004 Plan, and will not issue any options under the Plan in the future.

On June 26, 2019 the Board of Directors of Daxor Corporation approved the Daxor Corporation 2019 Incentive Compensation Plan (the “2019 Plan”) replacing the 2004 Plan. The 2019 Plan will be presented to shareholders for their approval. The Company will not issue any options or securities under the 2019 Plan unless the shareholders approve the plan and the Company receives exemptive relief or a favorable no-action response from the SEC with regard to such issuances.

At June 30, 2019, there was $151,378 of unvested stock-based compensation expense to recognize. The Company recognized $105,846 of share-based compensation expense in the Statement of Operations for the period ended June 30, 2019. The aggregate intrinsic value at June 30, 2019 was $74,365 and was calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

There were no stock options granted in the first six months of 2019 and the Company has ceased issuing options under the 2004 Plan, and will not issue any options under the 2004 Plan in the future.

24

Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

13. Stock Options - (continued)

The details of employee option activity for the period ended June 30, 2019 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding at January 1, 2019	205,150	$8.58
Granted	-	-
Cancelled	(13,250)	9.10
Expired	(1,000)	8.86
Outstanding at June 30, 2019	190,900	$8.54

The following tables summarize information concerning currently outstanding and exercisable options at June 30, 2019:

Range of Exercise Prices	Number Outstanding at June 30, 2019	Weighted Average Remaining Contractual Life at June 30, 2019	Weighted Average Exercise Price at June 30, 2019
Below - $9.52	190,900	3.56 years	$8.54

Range of Exercise Prices	Number Exercisable at June 30, 2019	Weighted Average Exercise Price at June 30, 2019
Below - $9.52	154,269	$8.75

14. Commitment

On January 20, 2016, the Company signed a new lease which commenced on January 22, 2016 and expires on June 30, 2021 for 3,112 square feet of office space in New York City.

The future minimum lease payments exclusive of future cost of living and tax escalation increases are $429,456:

	Number of
Period Covered:	Months	Commitment
July 1, 2019 through December 31, 2019	6	107,364
January 1, 2020 through December 31, 2020	12	214,728
January 1, 2021 through June 30, 2021	6	107,364
Total Commitment		$429,456

The rent expense is allocated to and reflected in the Operating Division’s results of operations which are not a part of these financial statements.

25

Daxor Corporation

Notes to Financial Statements

June 30, 2019 (Unaudited)

15. Fees Payable to Directors

There are no fees payable to members of the Board of Directors at June 30, 2019.

16. Contingency

Idant Labs, a wholly owned subsidiary of the Company was the defendant in a civil complaint in Federal District Court in the State of Illinois in relation to the sale of anonymous donor semen that allegedly led to the birth of two children with alleged autism. During the second quarter of 2019 the case was settled for $250,000 which was paid through the Company’s insurance company. In return of the settlement all complaints against Idant Labs have been dismissed.

17. Recently Issued Accounting Pronouncement

There have been no recent accounting pronouncements that are deemed relevant to the Company. We are evaluating the most recent guidance concerning FASB’s ASU 2016-02 - Leases (Topic 842) and are preparing to implement starting in fiscal year 2019.

18. Subsequent Events

The Company has evaluated subsequent events through the filing date of the financial statements. Based upon this evaluation there were no events that occurred that required disclosure.

26

Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 1-212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Proxy Voting Policies and Procedures

A description of Daxor’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling 1-212-330-8500 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how Daxor voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-212-330-8500 or by accessing Daxor’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Company’s Form N-Q for September 30, 2018, and March 31, 2019 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

27

Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

28

Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 350 Fifth Avenue, Suite 4740, New York, NY 10118.

Independent Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
James Lombard December 26, 1934 1989	Director of Administrative Services Division, New York City Council (Retired) No Directorships

Martin S. Wolpoff September 25, 1942 1989	Educational Consultant, Director Administration Community School District (Retired) No Directorships

Edward Feuer June 15, 1955 2016	Partner, Feuer & Orlando, LLP No Directorships

Bernhard Saxe, Esq. November 2, 1938 2008	Partner, Foley & Lardner LLP (retired 02/04) Registered Patent Attorney No Directorships

Inside Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Michael Feldschuh November 6, 1969 2013	President and CEO of Daxor Corporation No Directorships

Jonathan Feldschuh	Chief Scientific Officer of Daxor Corporation
September 1, 1964 2017	No Directorships

Officers

Name Date of Birth Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Robert J. Michel February 6, 1957 Chief Financial Officer, Chief Compliance Officer	Chief Financial Officer (Appointed September 20, 2018) and Chief Compliance Officer of Daxor Corporation, (Appointed May 15, 2019.) Director – Bio-KEY International, June 2016 to present

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-212-330-8500.

29

Daxor Corporation

June 30, 2019 (Unaudited)

ITEM 2. CODE OF ETHICS

Not applicable to semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to semi-annual reports.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

30

Daxor Corporation

June 30, 2019 (Unaudited)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to semi-annual reports.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. Deficiencies in the registrant’s disclosure controls and procedures were not adequately designed and operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 was recorded, processed, summarized and reported in a timely fashion within the time periods specified in the Securities and Exchange Commission’s rules and forms. Management has taken corrective steps to resolve these matters so that future reporting may take place within the specified time frame of the 1940 Act.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting other than the above mentioned corrective steps to improve the timeliness of financial reports as required under the 1940 Act.

ITEM 13. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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